ESCROW AGREEMENT
BANK ONE, ARIZONA, N.A.

THIS ESCROW AGREEMENT (the "Escrow Agreement") dated and effective as of the 19th day of March, 1999 among Boe and Company "Depositor"), Summa Metals
Corporation ("Other Party") and BANK ONE ARIZONA, N.A., as escrow agent hereunder (in such capacity, the "Escrow agent"), all being duly authorized to execute and deliver this Escrow Agreement.

                                    RECITALS

WHEREAS, the Depositor and the Other Party desire that and have requested the Escrow Agent to be engaged as agent in accordance with the terms and conditions hereof, and

WHEREAS, Escrow Agent is willing to perform such services in accordance with the terms and conditions hereof and has established the Escrow Account hereunder;

                                   WITNESSETH

NOW, THEREFORE in consideration of the covenants and agreements herein contained, and for other good, fair and valuable considerations and reasonably equivalent value, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Escrow Agent, Depositor and the Other party do agree as follows, intending to be legally bound;

Section 1. CERTAIN RULES OF CONSTRUCTION AND DEFINED TERMS. For all purposes of this Escrow Agent, except as otherwise expressly provided or unless the context otherwise requires:

a) All Persons and entities defined or mentioned herein as parties hereto or to the other agreements, instruments, documents and the like mentioned herein shall include, as applicable, each and all of their respective heirs, legal representatives, successors and assigns.

b) All references to agreements, instruments, documents and the like herein shall mean and include all amendments, supplements and modifications thereto and restatements thereof and substitutions therefor, as such agreements, instruments, documents and the like are so amend@ supplemented, modified or restated in accordance with their respective terms.

c) The words "herein", "hereof" and "hereunder" and the other words of similar import refer to this Escrow Agent as a whole and not to any particular Section or other subdivision.

d) All headings used in this Escrow Agreement are for the convenience of the parties only and shall not be used in construing the meaning or intent of the terms and provisions hereof.

e) The following terms shall have the respective meanings set forth or refereed to below in this Section. Except where the context otherwise requires, words importing the singular number shall include the plural and vice versa.

          "Business Day" shall mean any day on which banks are open for general banking business in the State of Arizona, other than a Saturday, a Sunday, a legal holiday or any other day on which banks in the state of Arizona are required or authorized by law on executive order to close. If any action or time for performance pursuant to this Escrow Agent is to occur on any day that is not a Business Day, such time for action or performance shall be extended to the next Business Day.

          "Condition" or "Conditions" shall mean the requirements set forth in Exhibit "A" subject to the receipt of written instructions in compliance with the requirements by a Trust Officer of the Escrow Agent at the Escrow Agent's Corporate Trust Offices, during the Escrow Agent business hours on a Business Day on or before the Release Date.

          "Depositor", shall have the meaning assigned to such term in the preamble to this Escrow Agreement.

          "Escrow Agent" shall have the meaning assigned to such term in the preamble to this Escrow Agreement.

          "Indemnified Party" shall mean the Escrow Agent and/or any of its shareholders, directors, agents, officers and employees.

          "Other Party" shall have the meaning assigned to such term in the preamble to the Escrow Agreement.

          "Person" shall mean any individual corporation, @ unincorporated organization, governmental authority or any other form of entity.

          "Permitted Investments" shall mean The One Group U.S. Treasury Money Market Fund.

          "Property" shall mean cash deposits.

          "Release date" shall mean six (6) months from the effective date of the offering or as otherwise defined in Exhibit "A".

          "Offering Effective Date" shall mean the date as determined by the Securities and Exchange Commission that The Other Party can sell its common stock to the public.


Section 2. DEPOSIT IN ESCROW. The Depositor win deliver to the Escrow Agent the Property to be held by the Escrow Agent in escrow pursuant to the provisions of the Escrow Agent.

Section 3. ESCROW INSTRUCTIONS. The Escrow Agent is hereby authorized and instructed to deliver the Property to the Other Party in strict compliance with Exhibit "A".

Section 4. INVESTMENT OF FUNDS HELD BY ESCROW AGENT. Pending distribution in accordance with the provisions of Section 3 hereof, all collected and available funds held by the Escrow Agent pursuant to this Escrow Agreement, shall be invested the The Bank One Trust Money Market Deposit Account, All interest earnings on Permitted Investment shall be credited to Other Party upon receipt.

Section 5. AVAILABILITY OF FUNDS/DELIVERY OF PROPERTY. All parties acknowledge and agree that delivery of the property is subject to the sale and final settlement of Permitted Investments. Delivery of the Conditions(s) when funds are invested in The One Group U.S. Treasury Money Market Fund must be made to the Escrow Agent by 11:00 a.m. Central Time, if the Property is to be delivered by the close of that business day. Otherwise, the Property will be delivered on the next business day.

Section 6. CONCERNING THE ESCROW AGENT.

a) All parties acknowledge and agree that the Escrow Agent is acting solely and exclusively as a depository hereunder. The Escrow Agent shall have no liability to any Person in acting upon or refraining from acting on any written notice, request, waiver, consent, certificate, receipt, authorization, or other paper or document which the Escrow Agent believes to be genuine and what it purports to be.

b) The Escrow Agent may confer with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof, or its duties hereunder, and shall incur no liability and it shall be fully protected in acting in accordance with the opinions of such counsel.

c) In the event of any conflicting or inconsistent claims or demands being made in connection with the subject matter of this Escrow Agreement, or in the event that the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option refuse to comply with any claims or demands on it, or refuse to take any other action hereunder so long as such disagreement continues or such doubts exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to refrain from acting until (i) the rights of all parties have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been settled and all doubt resolved by agreement among all on the interested Persons, and the Escrow Agent shall have been notified thereof in writing singed by all such Persons. In addition to the foregoing rights, in the event the Escrow Agent has any doubt as to the course of action it should take under this Escrow Agreement, the Escrow Agent is hereby authorized to petition any District Court of Maricopa County or the United States District Court of the District of Arizona for instructions or to interplead the funds or assets so held (including Property and any investments) into such court. The parties agree to the jurisdiction of either of said courts over their persons as well as the Property, waive personal service of process, and agree that service of process by certified or registered mail, return receipt requested, to the address set forth below each party's signature to the Escrow Agreement shall constitute adequate service. The Depositor and the Other Party hereby agree to indemnify and hold the Escrow Agent harmless from any liability or losses occasioned thereby and to pay any and all of its fees, cost, expenses, and counsel fees and expenses incurred in any such action and agree that, on such petition or interpleader action, the Escrow Agent its servants, agents, employees or officers will be relived of further liability.

d) THE INDEMNIFIED PARTY SHALL NOT BE LIABLE TO ANY PERSON FOR ANYTHING WHICH IT MAY DO OR REFRAIN FROM DOING IN CONNECTION WITH THIS ESCROW AGREEMENT INCLUDING THE INDEMNIFIED PARTY'S OWN NEGLIGENCE, BUT EXCLUDING THE INDEMNIFIED PARTY" OWN GROSS NEGLIGENCE OR WILLFUL MALFEASANCE. THE INDEMNIFIED PARTY'S LIABILITY FOR ANY GROSSLY NEGLIGENT PERFORMANCE OR THE NONPERFORMANCE SHALL NOT EXCEED ITS FEES IN CONNECTION WITH THE SERVICES PROVIDED HEREUNDER. IN NO EVENT SHALL THE INDEMNIFIED PARTY BE LIABLE TO THE DEPOSITOR OR THE OTHER PARTY OR ANY PARTY FOR SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, OR LOST PROFITS OR LOSS OF BUSINESS, ARISING UNDER OR IN CONNECTION WITH THIS ESCROW AGREEMENT.

e) THE DEPOSITOR AND THE OTHER PARTY HEREBY AGREE JOINTLY AND SEVERALLY TO PROTECT, DEFEND, INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTY AGAINST ANY AND ALL COSTS, LOSSES, DAMAGES, LIABILITIES, CLAIMS EXPENSES (INCLUDING COUNSEL FEES AND EXPENSES) AND CLAIMS INCURRED BY IT WITHOUT GROSS NEGLIGENCE OR WILLFUL MALFEASANCE ON THE INDEMNIFIED PARTY'S PART ARISING OUT OF OR IN ITS DUTIES HEREUNDER, INCLUDING THE COST AND EXPENSES OF DEFENDING ITSELF AGAINST ANY CLAIM OF LIABILITY RELATING TO THIS ESCROW AGREEMENT.

f) The Escrow Agent may resign for any reason, upon 30 days written notice to the Depositor and the Other Party to this Escrow Agreement. Upon expiration of such 30 day notice period, the Escrow Agent will deliver all Property in its possession under this Escrow Agreement to any successor escrow agent appointed jointly by Depositor and the Other Party, or if no successor escrow agent has been so appointed, to any court of competent jurisdiction in Maricopa County, Arizona. Upon either such delivery, the Escrow Agent shall be released from any and all liability under this Escrow Agreement.

g) Contemporaneously with the execution of this Escrow Agreement the Other Party shall pay to the Escrow Agent an Acceptance Fee $1,500.00 and a base Annual Administration Fee of $1,500.00, which fee shall be deemed fully earned immediately, regardless of the actual length of time during which this Escrow Agreement is effective. In addition the Other Party agrees to pay to the Escrow Agent its customary fees and expenses, including pre approved counsel fees and expenses for the services rendered by it pursuant to the provisions of this Escrow Agreement. The Escrow Agent's current fee schedule is attached hereto as Exhibit B (but such fees may be adjusted from time to time, in which case the Other Party agrees to pay the adjusted fees).

h) It is strictly understood that the Escrow Agent has no duty to disburse any funds to any Person until such funds have been collected by the Escrow Agent and those funds are available in accordance with normal banking procedures and/or policy.

i) No assignment of the interest of any of the parties hereto shall be binding upon the Escrow Agent unless and until written evidence of such assignment in form satisfactory to the Escrow Agent shall be filed with and accepted by the Escrow Agent.

j) Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as whole or in part, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become the successor Escrow Agent hereunder and vested with all of the title to as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 7. MISCELLANEOUS.

(a) All notices and communications hereunder shall be in writing, and shall be deemed to be duly given if sent first class mail, postage prepaid to the address set forth below the signature of the party to receive such notice. Any party to the Escrow Agreement may, from time to time, change its address for notices by giving written notice of such change to the other parties hereto. The Escrow Agent shall not be charged with knowledge of any fact, including but not limited to performance or nonperformance of any condition, unless it has actual received written notice thereof from all of the parties hereto or their authorized representative clearly referring to this Escrow Agreement.

(b) The rights created by this Escrow Agreement shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successors and assigns of each of the parties hereto.

(c) This Escrow Agreement shall be construed and enforced according to the laws of the State of Arizona.

(d) This Escrow Agreement shall terminate and Escrow Agent shall be discharged of all responsibility hereunder at such time as Escrow Agent shall have completed its duties hereunder; provided, however, the Escrow Agent's rights to indemnity and to receive payment of its fees and expenses shall survive any termination of this Escrow Agreement and any resignation or removal of the Escrow Agent.

(e) This Escrow Agreement may be executed in several counterparts, which taken together shall constitute a single document.

(f) This Escrow Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the transactions described herein and supersedes all prior agreements or understandings, written or oral between the parties with respect thereto. There are no implied duties under this Escrow Agreement. The Escrow Agent's only duty is to act in accordance with specific written instructions furnished by the parties to this Escrow Agreement. The Escrow Agent is not a party to any other agreement and the Escrow Agent shall not be subject to any other agreement even though reference thereto may be made herein.

(g) If any provision of this Escrow Agreement is declared by a court of competent jurisdiction to be invalid, valid, or unenforceable, the remaining provisions shall nevertheless continue in full force and effect with out being impaired or invalidated in any way.

(h) No amendment, notification or waiver of any provisions of this Escrow Agreement nor consent to any departure by any Person from the provisions hereof shall be effective in any event unless the same shall be in writing and signed be each Other Party, Depositor and Escrow Agent, and then any such waiver or consent shall be effective only in the specific instance and purpose for which given.

(i) Pursuant to the regulations of the Office of the Comptroller of the Currency [12 C.F.R.12.5 (a)] the Depositor and the Other Party have the right to receive, at no additional cost and within five business days of the transaction, a written notification disclosing certain information relating to securities purchase and sale transactions in the Escrow Account. The Escrow Agent has the option of furnishing to the Depositor and the Other Party either (1) a copy of the broker-dealer confirmation relating to the transaction or (2) a written notification disclosing: the Escrow Agent's name, the account name, the Escrow Agent's capacity in the transaction, the date of the execution (and upon the Depositor's and the Other Party's written request, the time of execution ) of the transaction, the identity, price and number of shares involved, the remuneration to the broker-dealer and his identity, the total remuneration to be received by the Escrow Agent and, if no broker-dealer was involved, the identity of the person from whom the security was purchased or to whom it was sold.


In lieu of the foregoing time and form of notification, the Depositor and the Other Party agree that the Escrow Agent's periodic statements, transmitted pursuant to terms of this Escrow Agreement, will suffice.

(j) The Depositor an Other Party warrant to the Escrow Agent that there are no federal, sate or local tax liabilities or @g requirements whatsoever concerning the Escrow Agent's actions contemplated hereunder and warrant and represent to the Escrow Agent that the Escrow Agent has no, duty to withhold or file any report or any tax liability under any federal or state income tax, local or state property tax, local or state sales or use taxes, or any other tax by any taxing authority. The Depositor and the Other Party hereto agree jointly and severally to indemnify the Escrow Agent full from any tax liability, penalties or interest incurred by the Escrow Agent arising hereunder and agree to pay in full any such tax liability together with penalty and interest, if any, that is ultimately assessed against the Escrow Agent for any reason as a result of its action hereunder (except for the Escrow Agent's individual income tax liability).




IN WITNESS WHEREOF, Depositor, Other Party and Escrow Agent have executed this Escrow Agreement effective as of the day and year first above written.



                                             Boe and Company

Boe and Company                              By:
3668 South Jasper St.                           -------------------------------
Aurora, CO 80013                             Title:
Fax 303-690-9030                                   ----------------------------


                                             Summa Metals Corporation

28281 Crown Valley Parkway                   By:
Suite 225                                       -------------------------------
Laguna Niguel, CA 92677                      Title:
Fax 949-348-9747                                   ----------------------------

                                             Tax I.D.        88-0315984



                                             BANK ONE, ARIZONA, N.A.


                                                "Escrow Agent"


Corporate Trust Services                     By:
201 North Central Avenue                        -------------------------------
25th Floor
AZ1 1128
Phoenix, AZ 85004                            Title:
                                                   ----------------------------

                                  Exhibit "A"
                                Escrow Agreement
                 Bank One, Arizona, N.A. and Summa Metals Corp.
                              Dated 19 March, 1999

1 The Other Party proposes to offer for sale to the general public, up to 510,000 Units on a best efforts all or none' basis as to the first 130,000 Units, and a "best efforts only" as to the remaining 380,000 Units, (the "Offering"), each Unit consisting of one (1) share of common stock of the Other Party, par value $.001 per share, one (1) Class A Warrant to purchase one share of on stock and one Class B Warrant to purchase one share of common stock ( at an offering price of $6.00 per Unit (The Units), pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") filed with the Securities and Exchange Commission.

2 Commencing, on the Effective Date of the Offering, and until termination of this Agreement, all funds collected by the Depositor from subscriptions for the purchase of Units in the subject offering shall be deposited promptly with the Escrow Agent, but in any event no later than noon of the next business day following receipt of such funds.

3 All subscription payments (which payments shall be made payable to "BANK ONE/SUMMA METALS CORP Escrow Account") received for units by the Depositor will be transmitted to Escrow Agent by Depositor by noon of the next business day following receipt by Depositor. Depositor shall include a written account of sale,, which shall include the Investor's name and address, the number of units purchased, the amount paid, social security number, taxpayer identification number, and whether the consideration received was in the form of a check, draft or money order ("Payment"). All funds so deposited shall remain the property of the subscriber until the dollar threshold of $780,000 is met. Until the threshold is reached, the subscribers funds held by the Escrow Agent shall not be subject to any lien or charges by the Escrow Agent, or judgments or creditors' claims against the Other Party and/or the Depositor.

4 Escrow Agent shall establish the Escrow Account and deposit all funds collected by it into the Escrow Account. Any Payment received that is payable to a party -other than BANK ONE/SUMMA METALS CORP, Escrow Account and any Payment returned unpaid to Escrow Agent shall be returned to the Depositor. In the event Depositor or the Other Party rejects an Investor after the Investor's Payment has been deposited into the Escrow Account, Depositor shall notify in writing to Escrow Agent the fact of such rejection, the name of the Investor so rejected, and the amount of Payment for Units made by such Investor and shall direct Escrow Agent to promptly return to such Investor a check in the amount of such Payment

5 Collected funds deposited into the Escrow Account shall be invested only in the Bank One Trust Money Market Deposit Account. Escrow Agent represents such fund is an investment permitted under rule 15c2-4 of the Securities Exchange Act of 1934, as amended.


6 If at any time prior to the expiration of the minimum offering period, as specified in Paragraph 8, $780,000 has been deposited pursuant to this Agreement, the Escrow Agent shall confirm the receipt of such funds to the Other Party and Depositor, and upon written request of the Other Party, the Escrow Agent shall promptly transmit the balance of collected funds to the Other Party (such event is hereinafter referred to as the "Closing"). Thereafter, the Escrow Agent shall continue to accept deposits from the Other Party and/or Depositor and transmit upon written request of the Other Party, the balance to the Other Party until the offering is terminated. The Other Party shall notify the Escrow Agent in writing of the completion of the Offering and shall schedule a final closing for the final disbursement and settlement of the balance of funds in the Offering.

7 If the Depositor has not deposited a minimum of $780,000 in collected funds with the Escrow Agent on or before ____________ but in no event later than 180 days from the Effective date of the Offering, the Escrow Agent shall so notify the Other Party and shall within ten days of such receipt promptly transmit to those investors who subscribed for the purchase of Units from the Other Party the amount of money each such investor so paid without interest. The Escrow Agent shall furnish to the Other Party verification of refunds to all subscribers.

8 If at any time prior to the termination of this escrow the Escrow Agent is advised by the Securities and Exchange Commission, or any state securities division, that a stop order has been issued with respect to the Registration Statement, the Escrow Agent shall, upon receipt of its fee, thereon return all funds with interest to the respective subscribers.

                                   EXHIBIT B

BANKONE, ARIZONA, NA
ESCROW FEE SCHEDULE

March 15, 1999

Re:  Summa Metals Corporation Escrow Agreement


Acceptance Fee                                                        $1,500

Annual Administration Fee                                             $1,500

Out-of-pocket Expenses:
     Expenses for extraordinary services, such as, but not limited to, travel, legal, securities delivery, and legal notice publication, will be billed additionally.

Extraordinary Time Charges                     $200 per hour (see below)

Additional  Terms and Conditions:
     Acceptance of the appointment is subject to terms of the transaction and document provisions being satisfactory to the bank.

     The fees quoted in this letter apply to services ordinarily rendered in the administration of an Agency Account. They are subject to reasonable adjustment based on final review of documents. Fees can also be adjusted
     when  the   Agent  is  called   upon  to   undertake   unusual   duties  or
     responsibilities, or as changes in law, procedures, or the cost of doing business demand. Services in addition to and not contemplated in the agreement, including but not limited to document amendments and revisions, non-standard cash and/or investment transactions, calculations, notices, reports, and default administration will be billed as Extraordinary Time Charges.

     Disbursements under the document require 72 hours preparation; exceptions from this policy may result in the application of Extraordinary Time Charges.

     Unless otherwise indicated, the above fees provide for the establishment of one account. Additional sub-accounts governed by the same escrow agreement may be established at an additional charge of $250 per account.

     The Acceptance Fee and the first year Annual Administration Fee is payable upon execution of the escrow documents. Annual Administration fees cover a full year in advance, or any part thereof, and thus are not pro-rated in the year of termination.

     In determining the general schedule of fees, BankOne takes into consideration the various incidental benefits accruing to it from the operation of the accounts. Collected funds must be on deposit prior to disbursement of payments. In addition, BankOne has the use of funds transferred to pay checks that have not yet been presented for payment by the payee. No interest shall be paid to the client on these funds, it being understood that the float on these funds is considered in the calculation of our fees.

Summa Metals Corporation
Escrow Fee Schedule
Page 2

Should you elect to appoint BankOne as your Escrow Agent, we request that you sign and return the enclosed copy of this attachment acknowledging your agreement to these fees, terms, and conditions.

Acknowledgment and Acceptance

The undersigned agrees to the  above-quoted fees, terms and conditions.

Summa Metals Corporation

By:/s/
   --------------------------------


Date: